EXHIBIT 10.1

Silicon Valley Bank

Amendment to Loan Documents

Borrower:	InVision Technologies, Inc.

Date:	October 2, 2002

THIS AMENDMENT TO LOAN DOCUMENTS is entered into between Silicon Valley Bank (“Silicon”) and the borrower named above (“Borrower”).

The Parties agree to amend the Loan and Security Agreement between them, dated November 8, 2000 (as otherwise amended, if at all, the “Loan Agreement”), as follows, effective as of the date hereof.  (Capitalized terms used but not defined in this Amendment shall have the meanings set forth in the Loan Agreement.)

1.                                      Modified Covenant Regarding Copyright Filings.  Subclause (ii) of Section 9(3) of the Schedule to Loan and Security Agreement that currently reads as follows:

(ii) cause all of its computer software and copyrights, the licensing of which results in Accounts, or which is material to its business to be registered with the United States Copyright Office,

is hereby deleted.

2.                                      Representations True.  Borrower represents and warrants to Silicon that all representations and warranties set forth in the Loan Agreement, as amended hereby, are true and correct.

3.                                      General Provisions.  This Amendment, the Loan Agreement, any prior written amendments to the Loan Agreement signed by Silicon and Borrower, and the other written documents and agreements between Silicon and Borrower set forth in full all of the representations and agreements of the parties with respect to the subject matter hereof and supersede all prior discussions, representations, agreements and understandings between the parties with respect to the subject hereof.  Except as herein expressly amended, all of the terms and provisions of the Loan Agreement, and all other documents and agreements between Silicon and Borrower shall continue in full force and effect and the same are hereby ratified and confirmed.

Borrower:		Silicon:

INVISION TECHNOLOGIES, INC.		SILICON VALLEY BANK

By	/s/ Donald Mattson	By	/s/ Quentin Falconer
	President or Vice President	Title	Senior VP

By	/s/ Ian Johnston
Secretary or Ass’t Secretary